Exhibit 10.5

OMNIBUS AMENDMENT AND AGREEMENT

STATE OF NORTH CAROLINA

COUNTY OF BEAUFORT

This Omnibus Amendment and Agreement (this “Amendment”) is made and entered into as of this 13th day of September, 2005, by and among Brunswick Corporation, a Delaware corporation (“Brunswick”), Fountain Powerboat Industries, Inc., a Nevada corporation (“FPII”), Fountain Powerboats, Inc., a North Carolina corporation (the “Company”), and Reginald M. Fountain, Jr. (“RMF”).

WITNESSETH:

WHEREAS, the parties to this Amendment have heretofore entered into that certain Master Agreement, dated as of July 17, 2003, and other agreements and instruments referenced therein, relating to the guaranty by Brunswick (the “Brunswick Guaranty”) of a loan from Bank of America, N. A. (the “Bank”) to the Company in the amount of Eighteen Million Dollars ($18,000,000.00), as evidenced by a promissory note, dated July 17, 2003, issued by the Company to the Bank (the “BOA Loan”);

WHEREAS, the Company has arranged for a loan from Regions Bank for the purpose of refinancing and paying in full the BOA Loan;

WHEREAS, as part of such refinancing, the BOA Loan guaranteed by Brunswick will be paid and satisfied in full and the Brunswick Guaranty will be terminated;

WHEREAS, the Company has requested Brunswick’s consent to enter into such refinancing with Regions Bank in order to pay off the BOA Loan guaranteed by Brunswick, and Brunswick desires to consent to the Company entering into such refinancing; and

WHEREAS, in connection with the payoff of the BOA Loan, the parties have agreed to enter into this Amendment for the purpose of amending the Master Agreement and certain other agreements and instruments referenced therein, as well as terminating the liens and security interests securing the obligations on behalf of the Company and/or RMF to Brunswick as a consequence of the Brunswick Guaranty and the Contingent Purchase Agreement related to the BOA Loan.

NOW, THEREFORE, in consideration of the Satisfaction of the BOA Loan by the Company and in further consideration of the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

I. Definitions.

The following terms shall have the meanings set forth herein for the purpose of this Amendment and the transactions described herein:

1. “Beaufort County UCC” shall mean the Uniform Commercial Code financing statement from the Company, as debtor, to Brunswick, as secured party, filed May 31, 2002 in Book 1260, at Page 898 in the office of the Register of Deeds of Beaufort County, North Carolina.

2. “Beaufort County Company Deed of Trust” shall mean the Deed of Trust from the Company to PRLAP, Inc., Trustee for Brunswick, in the maximum principal sum of Eighteen Million Dollars ($18,000,000.00), dated July 17, 2003, recorded in Book 1339, at Page 948 in the office of the Register of Deeds of Beaufort County, North Carolina.

3. “Beaufort County RMF Deed of Trust” shall mean the Deed of Trust from RMF to PRLAP, Inc., Trustee for Brunswick, in the maximum principal sum of Three Million Three Hundred Thousand Dollars ($3,300,000.00), dated July 17, 2003, recorded in Book 1339, at Page 957 in the office of the Register of Deeds of Beaufort County, North Carolina.

4. “Blocked Account Agreement” shall mean the Blocked Account Agreement, dated July 17, 2003, between the Company, the Bank and Brunswick.

5. “Brunswick Security Agreement” shall mean the Security Agreement, dated July 17, 2003, from the Company as debtor/pledgor to Brunswick as secured party.

6. “Edgecombe County RMF Deed of Trust” shall mean the Deed of Trust from RMF to PRLAP, Inc., Trustee for Brunswick, in the maximum principal sum of Three Million Three Hundred Thousand Dollars ($3,300,000.00), dated July 17, 2003, recorded in Book 1369, at Page 1002 in the office of the Register of Deeds of Edgecombe County, North Carolina.

7. “Engine Supply Agreement” shall mean the Engine Supply Agreement, dated July 17, 2003, among RMF, FPII, the Company and the Mercury Marine Division of Brunswick.

8. “Investment Property Security Agreement” shall mean the Investment Property Security Agreement, dated November 1, 2002, between RMF and Brunswick, as amended on July 17, 2003.

9. “Life Insurance Assignments” shall mean the assignments by the Company of life insurance policies on the life of RMF to Brunswick, relating to policy numbers 13-698-623 and 15-024-651 issued by the Northwestern Mutual Life Insurance Company.

10. “Pitt County RMF Deed of Trust” shall mean the Deed of Trust from RMF to PRLAP, Inc., Trustee for Brunswick, in the maximum principal sum of Three Million Three Hundred Thousand Dollars ($3,300,000.00), dated July 17, 2003, recorded in Book 1549, at Page 635 in the office of the Register of Deeds of Pitt County, North Carolina.

11. “Master Agreement” shall mean the Master Agreement, dated July 17, 2003, between and among Brunswick, FPII, the Company, and RMF,

12. “Recorded Security Instruments” shall mean the Beaufort County UCC, the State UCC’s, the Beaufort County Company Deed of Trust, the Beaufort County RMF Deed

of Trust, the Edgecombe County RMF Deed of Trust and the Pitt County RMF Deed of Trust, collectively.

13. “State UCC’s” shall mean the Uniform Commercial Code Financing Statements recorded in the office of the Secretary of State of North Carolina in which the Company is named as debtor and Brunswick is named as secured party, bearing filing numbers 20020061934F, 20030072989A and the Uniform Commercial Code Financing Statement recorded in the office of the Secretary of State of North Carolina in which RMF is named as the debtor and Brunswick is named as secured party, bearing filing number 20030073148K.

14. “Subordination Agreement” shall mean the Subordination Agreement, dated July 17, 2003, between the Bank and Brunswick.

15. “Satisfaction of the BOA Loan” shall mean payment in full of the BOA Loan, and delivery of documentation of such payment to Brunswick, which may be evidenced by a paid receipt, certificate of satisfaction of the related Recorded Security Instruments, original or copy of the promissory note relating to the BOA Loan being marked paid and satisfied, copy of payoff letter from Bank together with documents evidencing such payment, or other similar confirmation of payment.

16. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Master Agreement.

II. Consent to Refinance.

Brunswick hereby consents and agrees that the Company may refinance the BOA Loan by negotiating and entering into a new loan transaction with Regions Bank wherein any or all of the Collateral may be pledged to Regions Bank as security for the obligations to Regions Bank. As part of such refinancing, the BOA Loan and all related indebtedness to the Bank shall be paid in full and the Brunswick Guaranty and all obligations of Brunswick related to the BOA Loan shall be terminated without such payment constituting a default under any agreement between the parties hereto, and without triggering the Brunswick Purchase Option.

III. Cancellation of Recorded Security Instruments.

Effective upon Satisfaction of the BOA Loan, the parties hereto further agree to the following:

1. The Beaufort County UCC and State UCC’s shall be automatically and permanently released, and the Company, RMF or any person or entity authorized by the Company or RMF, respectively, shall be authorized to file UCC-3 termination statements terminating the Beaufort County UCC and State UCC’s.

2. All other Recorded Security Instruments shall, as between the parties thereto, be automatically and permanently released, and Brunswick shall promptly take such action as is reasonably necessary to cause such original Recorded Security Instruments and any documents or instruments evidencing the debts or obligations secured thereby to be marked paid and satisfied in full, and to be canceled and/or terminated on the appropriate public records, including but not limited to the filing of Certificates of Satisfaction and other appropriate documentation in the offices of the Registers of Deeds for the counties in which the Recorded Security Instruments have been recorded.

IV. Termination of Other Documents.

Effective upon Satisfaction of the BOA Loan, the parties hereto further agree to the following:

1. The Life Insurance Assignments shall automatically terminate and Brunswick shall promptly execute and deliver to the Company such terminations, cancellations, reassignments or other documentation as may be reasonably required by the Northwestern Mutual Life Insurance Company or reasonably requested by Company to evidence the reassignment of Northwestern Mutual Life Insurance Policy Numbers 13698-623 and 15-024-651 to the Company, free from any restrictions or limitations imposed or required by Brunswick.

2. The Brunswick Security Agreement shall automatically terminate without any further action by the parties thereto.

3. The Contingent Purchase Agreement shall automatically terminate without any further action by the parties thereto.

4. The Investment Property Security Agreement shall automatically terminate without any further action by the parties thereto. Upon the request of RMF, Brunswick shall promptly take such action as may be reasonably necessary to cause the securities described in the Investment Property Security Agreement, or the street name accounts in which such securities are registered, to be reconveyed to RMF free from any claim or interest of Brunswick.

5. The RMF Reimbursement Agreement shall automatically terminate without any further action by the parties thereto.

6. The Subordination Agreement shall automatically terminate to the extent it is possible to do so, and Brunswick shall execute and deliver such agreements, terminations, cancellations, revocations and documents as may be reasonably necessary or reasonably requested by the Bank or the Company to evidence its consent to the cancellation of the Subordination Agreement.

7. The Blocked Account Agreement shall automatically terminate to the extent it is possible to do so, and Brunswick shall execute and deliver such agreements, terminations, cancellations, revocations and documents as may be reasonably necessary or reasonably requested by the Bank or the Company to evidence its consent to the cancellation of the Blocked Account Agreement.

8. The FPII Make-Up Option shall automatically terminate without any further action by the parties hereto.

V. Amendments to Master Agreement.

Effective upon Satisfaction of the BOA Loan, the Master Agreement shall be automatically amended as provided herein, effective as of the date of such satisfaction. Except as amended hereby, the Master Agreement shall continue in full force and effect in accordance with its terms. The amendments to the Master Agreement are as follows:

1. Sections 2.2, 2.3, 2.4, 2.5, and 2.9.2 shall be deleted in their entirety, and shall be of no further force or effect.

2. Section 2.6 shall be amended in its entirety by deleting such section and inserting in lieu thereof the following:

2.6 Engine Supply Agreement. FPII and the Company will enter into the Engine Supply Agreement which will have a term ending on June 30, 2011.

3. The first sentence of Section 2.7 shall be amended by deleting such sentence and inserting in lieu thereof the following:

Brunswick shall have the option (the “Brunswick Purchase Option”) commencing on July 1, 2007, and ending three months after audited financial statements of FPII and the Company have been provided to Brunswick covering the two full fiscal year periods commencing on or after July 1, 2007 (the “Brunswick Option Period”), to purchase any or all of the shares of Capital Stock held by RMF, as well as all options held by RMF to purchase Capital Stock (the “RMF Shares”) at the Option Share Purchase Price.

4. The last sentence of Section 3.10 shall be amended by deleting such sentence and inserting in lieu thereof the following:

FPII shall at all times keep available for issuance the shares of Capital Stock issuable under the FPII Purchase Option.

VI. Amendment to Engine Supply Agreement.

Effective upon Satisfaction of the BOA Loan, and upon compliance by Brunswick with the terms and provisions of this Amendment, the Engine Supply Agreement shall be automatically amended as provided herein, effective as of the date of such satisfaction. The amendments to the Engine Supply Agreement are as follows:

Section 1.1 of the Engine Supply Agreement shall be amended in its entirety by deleting such section and inserting in lieu thereof the following:

1.1. The term (the “Term”) of this Agreement shall be from the date of this Agreement to June 30, 2011.

VII. Representations.

1. RMF, FPII and the Company, jointly and severally, represent and warrant to Brunswick that (a) the execution, delivery and performance by FPII and the Company, as applicable, of this Amendment have been duly authorized by all requisite corporate action on the part of FPII and the Company, (b) this Amendment has been duly executed and delivered by FPII and the Company, and (c) this Amendment constitutes FPII’s and the Company’s legal, valid and binding obligations, enforceable against each in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

2. Brunswick represents and warrants to the RMF, FPII and the Company that (a) the execution, delivery and performance by Brunswick of this Amendment have been duly authorized by all requisite corporate action on the part of Brunswick, (b) this Amendment has been duly executed and delivered by Brunswick, and (c) this Amendment constitutes Brunswick’s legal, valid and binding obligations, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

VIII. Applicable Law; Choice of Forum.

This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of North Carolina. The parties agree that any suit, action or proceeding brought in connection with or arising out of this Amendment shall be brought solely in the Federal Courts of the Northern District of Illinois or, if such court lacks jurisdiction, in the State Court located in Lake County, Illinois. Any party may plead this section as a waiver of jurisdiction in any other court in which an action, suit or proceeding is brought.

IX. Further Assurances; Reimbursement of Expenses.

Brunswick, FPII, the Company and RMF will, at the reasonable request of any other party, execute and deliver to such other party all such further instruments, assignments, releases, terminations, assurances and other documents, and take all such actions as such other party may reasonably request, in connection with completing and confirming the actions agreed to in this Amendment. Unless prohibited by applicable Law with respect to the Beaufort County Company Deed of Trust, the Beaufort County RMF Deed of Trust, the Edgecombe County RMF Deed of Trust or the Pitt County RMF Deed of Trust, FPII, the Company or RMF shall reimburse Brunswick for all reasonable legal fees and other out-of-pocket expenses incurred by Brunswick in connection with the negotiation and drafting of this Amendment and the performance by Brunswick of any actions in order to effect the transactions contemplated herein.

X. Execution in Counterparts.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and shall become binding when each of the parties hereto shall have executed and delivered a counterpart of this Amendment to each other party.

XI. Severability.

If any provision of this Amendment shall be held invalid, illegal or unenforceable, such provision shall not affect or impair the validity, legality or enforceability of this

Amendment or any of the other provisions hereof, and there shall be substituted for the provision at issue a valid and enforceable provision as similar as possible to the provision at issue.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be entered into and signed, effective and delivered as of the date and year first above written.

BRUNSWICK CORPORATION

By:	/s/ WILLIAM L. METZGER
Title:	VP Treasurer

FOUNTAIN POWERBOAT INDUSTRIES, INC.

By:	/s/ REGINALD M. FOUNTAIN, JR.
Title:	Chairman, C.E.O., President

FOUNTAIN POWERBOATS, INC.

By:	/s/ REGINALD M. FOUNTAIN, JR.
Title:	Chairman, C.E.O., President

/s/ REGINALD M. FOUNTAIN, JR.	(SEAL)
Reginald M. Fountain, Jr.

STATE OF ILLINOIS	)
) S.S.
COUNTY OF LAKE	)

This instrument was signed before me, Marsha T. Vaughn, a Notary Public for the State of Illinois, on September 13, 2005 by William L. Metzger, Treasurer of Brunswick Corporation and who appeared before me personally.

	OFFICIAL SEAL MARSHA T. VAUGHN NOTARY PUBLIC, STATE OF ILLINOIS MY COMMISSION EXPIRES 1-12-2008	/S/ MARSHA T. VAUGHN
(seal)		Marsha T. Vaughn, Notary Public

My Commission Expires: 1-12-2008

STATE OF NORTH CAROLINA

COUNTY OF PITT

I, Laura R. Norton, a Notary Public in and for Craven County and said State, do hereby certify that REGINALD M. FOUNTAIN, JR. personally came before me this day and acknowledged that he is President of FOUNTAIN POWERBOAT INDUSTRIES, INC., a corporation, and that he executed the foregoing on behalf of the corporation.

WITNESS my hand and official seal, this the 16th day of September, 2005.

/s/ LAURA R. NORTON
Notary Public

My Commission Expires:

March 27, 2009

[Seal of Notary Public]

Notary seal or stamp must appear within this box.

STATE OF NORTH CAROLINA

COUNTY OF PITT

I, Laura R. Norton, a Notary Public in and for Craven County and said State, do hereby certify that REGINALD M. FOUNTAIN, JR. personally came before me this day and acknowledged that he is President of FOUNTAIN POWERBOATS, INC., a corporation, and that he executed the foregoing on behalf of the corporation.

WITNESS my hand and official seal, this the 16th day of September, 2005.

/s/ LAURA R. NORTON
Notary Public

My Commission Expires:

March 27, 2009

[Seal of Notary Public]

Notary seal or stamp must appear within this box.

STATE OF NORTH CAROLINA

COUNTY OF PITT

I, Laura R. Norton, a Notary Public in and for Craven County and said State, do hereby certify that REGINALD M. FOUNTAIN, JR. personally appeared before me this day and acknowledged that he executed the foregoing instrument.

WITNESS my hand and notarial seal, this the 16th day of September, 2005.

/s/ LAURA R. NORTON
Notary Public

My Commission Expires:

March 27, 2009

[Seal of Notary Public]

Notary seal or stamp must appear within this box.